UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2025

Whitestone REIT
(Exact name of registrant as specified in charter)

Maryland	001-34855	76-0594970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 South Gessner, Suite 500
Houston, Texas	77063
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 827-9595

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule #14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, par value $0.001 per share	WSR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.       Other Events.

Common Share Repurchase Program

On December 18, 2025, the Board of Trustees of Whitestone REIT (the “Company”) authorized a share repurchase program pursuant to which the Company may repurchase up to an aggregate of $50,000,000 of its outstanding common shares through May 20, 2028.

Repurchases under the share repurchase program may be made from time to time in the open market, in privately negotiated purchases, in accelerated share repurchase programs or by any other lawful means.

The timing and amount of any repurchases will depend on a number of factors, including the price and availability of the Company’s common shares, market conditions, and other corporate considerations. The share repurchase program does not obligate the Company to repurchase any dollar amount or number of shares and may be suspended, modified, or discontinued at any time.

Dividend

On December 18, 2025, the Board of Trustees of Whitestone REIT approved a change to the Company’s dividend payment schedule from a monthly dividend to a quarterly dividend.

In connection with this change, the Board declared a quarterly cash dividend of $0.1425 per share on the Company’s common shares and $0.1425 per unit on the Company’s operating partnership units for the first quarter of 2026. The declared quarterly dividend represents a 5.6% increase over the Company’s previous quarterly dividend amount. The dividend will be payable on March 30, 2026 to shareholders and unitholders of record as of the close of business on March 16, 2026.

The declaration, amount, and payment of future dividends remain subject to the discretion of the Company’s Board of Trustees and will depend on, among other things, the Company’s financial performance, liquidity, capital requirements, and market conditions.

Item 7.01 – Regulation FD Disclosure.

On December 19, 2025, the Company issued a press release announcing the common stock repurchase program and the dividend. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Form 8-K, as well as Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations regarding future dividends and share repurchases. These statements are subject to risks and uncertainties that could cause actual results to differ materially. The Company undertakes no obligation to update these forward-looking statements except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release of Whitestone REIT, dated December 19, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT
(Registrant)

Date:	December 19, 2025	By: /s/ John S. Hogan
Name: John S. Hogan
Title: Chief Financial Officer